The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	DOWNEY SAVINGS and LOAN- CASHOUT REFI NC
	Balances as of 8/01/04

Total Current Balance:	243,554,339
Total Original Balance:	243,581,814

Number Of Loans:	521

			Minimum	Maximum
Average Current Balance:	$467,474.74		$156,000.00	$1,000,000.00
Average Original Amount:	$467,527.47		$156,000.00	$1,000,000.00

Weighted Average Gross Coupon:	3.181%		1.250	5.281%
Weighted Average Gross Margin:	3.112%		2.400	4.000%
Weighted Average Max Int Rate:	9.988%		9.950	11.050%

Weighted Average Original Ltv:	71.45%		31.76	80.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	694		620	813

Weighted Average Original Term:	392	months	360	480	months
Weighted Average Remaining Term:	392	months	358	480	months
Weighted Average Seasoning:	1	months	0	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Weighted Average Prepay Term:	26	months	0	36	months
Top State Concentrations ($):	96.61 % California, 0.96 % Arizona, 0.55 % New Jersey
Maximum Zip Code Concentration ($):	1.03% 91913 (Chula Vista, CA)

First Pay Date:			Jul 01, 2004	Sep 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Aug 01, 2044

Table

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
156,000 - 200,000	1	156,000.00	0.06
300,001 - 350,000	53	18,124,842.60	7.44
350,001 - 400,000	159	59,610,368.02	24.48
400,001 - 450,000	86	36,650,844.23	15.05
450,001 - 500,000	70	33,453,566.46	13.74
500,001 - 550,000	44	23,182,321.70	9.52
550,001 - 600,000	41	23,868,121.14	9.80
600,001 - 650,000	12	7,560,700.00	3.10
650,001 - 700,000	27	18,385,750.00	7.55
700,001 - 750,000	11	8,068,750.00	3.31
750,001 - 800,000	7	5,488,900.00	2.25
800,001 - 850,000	3	2,487,605.46	1.02
850,001 - 900,000	2	1,764,000.00	0.72
900,001 - 950,000	3	2,767,569.15	1.14
950,001 - 1,000,000	2	1,985,000.00	0.82
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	381	178,270,050.16	73.20
480	140	65,284,288.60	26.80
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	381	178,270,050.16	73.20
471 - 480	140	65,284,288.60	26.80
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	521	243,554,338.76	100.00
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	399	186,658,064.21	76.64
PUD	90	43,395,163.37	17.82
Condominium	32	13,501,111.18	5.54
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	510	238,877,817.25	98.08
Investor	10	4,126,521.51	1.69
Second Home	1	550,000.00	0.23
Total	521	243,554,338.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	521	243,554,338.76	100.00
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	397	189,450,011.73	77.79
Express Documentation	57	24,543,160.06	10.08
Alternative Documentation	40	17,617,761.95	7.23
Full Documentation	27	11,943,405.02	4.90
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
31.76 - 35.00	1	714,500.00	0.29
40.01 - 45.00	4	1,769,000.00	0.73
45.01 - 50.00	9	3,801,000.00	1.56
50.01 - 55.00	20	9,349,429.00	3.84
55.01 - 60.00	18	8,652,521.51	3.55
60.01 - 65.00	45	22,883,555.48	9.40
65.01 - 70.00	70	36,584,239.37	15.02
70.01 - 75.00	200	92,458,302.54	37.96
75.01 - 80.00	154	67,341,790.86	27.65
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	4	2,343,750.00	0.96
California	503	235,309,225.71	96.61
Colorado	1	471,000.00	0.19
Illinois	1	358,350.00	0.15
New Jersey	3	1,335,000.00	0.55
New York	3	1,334,029.00	0.55
Oregon	2	896,250.00	0.37
Pennsylvania	1	344,000.00	0.14
Rhode Island	1	409,600.00	0.17
Virginia	1	376,000.00	0.15
Washington	1	377,134.05	0.15
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	209	95,120,764.00	39.06
1.501 - 2.000	2	873,500.00	0.36
3.501 - 4.000	10	4,484,500.00	1.84
4.001 - 4.500	183	90,524,459.15	37.17
4.501 - 5.000	110	49,681,094.10	20.40
5.001 - 5.281	7	2,870,021.51	1.18
Total	521	243,554,338.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	373	174,797,050.16	71.77
10.001 - 10.500	146	67,947,788.60	27.90
10.501 - 11.000	1	412,000.00	0.17
11.001 - 11.050	1	397,500.00	0.16
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.400 - 2.500	3	1,339,250.00	0.55
2.501 - 3.000	246	118,463,650.89	48.64
3.001 - 3.500	191	86,587,331.36	35.55
3.501 - 4.000	81	37,164,106.51	15.26
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.400 - 2.500	3	1,339,250.00	0.55
2.501 - 3.000	246	118,463,650.89	48.64
3.001 - 3.500	191	86,587,331.36	35.55
3.501 - 4.000	81	37,164,106.51	15.26
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	521	243,554,338.76	100.00
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	3	1,493,250.00	0.61
621 - 640	65	31,332,228.85	12.86
641 - 660	75	36,195,884.44	14.86
661 - 680	81	38,498,305.00	15.81
681 - 700	83	37,940,646.57	15.58
701 - 720	59	27,929,141.74	11.47
721 - 740	52	23,900,592.56	9.81
741 - 760	39	17,891,888.68	7.35
761 - 780	42	18,886,800.92	7.75
781 - 800	16	6,946,600.00	2.85
801 - 813	6	2,539,000.00	1.04
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	521	243,554,338.76	100.00
Total	521	243,554,338.76	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	521	243,554,338.76	100.00
Total	521	243,554,338.76	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	66	29,717,978.38	12.20
12	185	92,370,595.21	37.93
36	270	121,465,765.17	49.87
Total	521	243,554,338.76	100.00